Benefit (Provision) For Income Taxes	12 Months Ended
Dec. 31, 2011
Benefit (Provision) For Income Taxes [Abstract]
Benefit (Provision) For Income Taxes

9 Benefit (provision) for income taxes

In 2011, NXP generated a profit before income taxes of $100 million (2010: loss of $355 million; 2009: loss of $249 million). The components of profit (loss) before income taxes are as follows:

	2009	2010	2011
Netherlands	81	(490)	(27)
Foreign	(330)	135	127

	(249)	(355)	100

The components of the provision for income taxes are as follows:

	000000	000000	000000
	2009	2010	2011
Netherlands:
Current taxes	(18)	(12)	(3)
Deferred taxes	(58)	3	(10)

	(76)	(9)	(13)
Foreign:
Current taxes	(11)	(40)	(29)
Deferred taxes	77	25	21

	66	(15)	(8)

Income tax benefit (expense)	(10)	(24)	(21)

A reconciliation of the statutory income tax rate in the Netherlands as a percentage of income (loss) before income taxes and the effective income tax rate is as follows:

	2009	2010	2011
Statutory income tax in the Netherlands	25.5	25.5	25.0
Rate differential local statutory rates versus statutory rate of the Netherlands	(1.1)	1.6	(15.7)
Changes in the valuation allowance:
New tax loss carryforwards, tax credits and temporary differences not expected to be realized	(19.5)	(16.7)	12.7
Prior year adjustments	6.9	(1.6)	(2.0)
Non-taxable income	0.5	0.7	(10.8)
Non-tax-deductible expenses/losses	(9.2)	(12.3)	19.6
Other taxes and tax rate changes	(1.8)	0.1	(1.0)
Withholding taxes	(7.9)	(4.1)	6.9
Unrecognized tax benefits	(0.2)	(2.5)	(1.0)
Tax incentives and other	2.8	2.5	(12.7)

Effective tax rate	(4.0)%	(6.8)%	21.0%

We currently benefit from income tax holiday incentives in certain jurisdictions which provide that we pay reduced income taxes in those jurisdictions for a fixed period of time that varies depending on the jurisdiction. The income tax holiday of one of our subsidiaries is expected to expire at the end of 2016 (however, we do expect to be able to extend this holiday for another 5 years). The related tax benefit (13.2%) is recorded above within tax incentives and other.

Deferred tax assets and liabilities

The principal components of deferred tax assets and liabilities are presented below:

	000000	000000	000000	000000
	2010		2011
	Assets	Liabilities	Assets	Liabilities
Intangible assets	49	(317)	22	(245)
Property, plant and equipment	43	(47)	25	(28)
Inventories	1	—	1	—
Receivables	1	(2)	—	(13)
Other assets	2	—	—	(4)
Provisions:
Pensions	37	(1)	27	(2)
Restructuring	20	—	23	—
Other	12	(5)	7	—
Long-term debt	2	(81)	—	(22)
Undistributed earnings of foreign subsidiaries	—	(24)	—	(27)
Other liabilities	20	(10)	20	(1)
Tax loss carryforwards (including tax credit carryforwards)	713	—	694	—

Total gross deferred tax assets (liabilities)	900	(487)	819	(342)

Net deferred tax position	413		477
Valuation allowances	(482)		(545)

Net deferred tax assets (liabilities)	(69)		(68)

The Company has significant deferred tax assets resulting from net operating loss carryforwards, tax credit carryforwards and deductible temporary differences that may reduce taxable income in future periods. Valuation allowances have been established for deferred tax assets based on a "more likely than not" threshold. The realization of our deferred tax assets depends on our ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction.

The following possible sources of taxable income have been considered when assessing the realization of our deferred tax assets:

•	Future reversals of existing taxable temporary differences;

•	Future taxable income exclusive of reversing temporary differences and carryforwards;

•	Taxable income in prior carryback years; and

•	Tax-planning strategies.

The valuation allowance increased by $63 million during 2011. The valuation allowance decreased by $146 million during 2010, of this decrease, $135 million was offset by a corresponding decrease in the deferred tax assets for tax loss carryforwards.

When the Company's operating performance improves on a sustained basis, our conclusion regarding the need for such valuation allowance could change.

Subsequently recognized tax benefits related to the valuation allowance for deferred tax assets as of December 31, 2011, will be allocated as follows: $538 million of income tax benefit that would be reported in the consolidated statement of comprehensive income, $7 million to additional paid-in capital.

After the recognition of the valuation allowance against deferred tax assets, a net deferred tax liability remains of $68 million at December 31, 2011 (2010: $69 million). This net deferred tax liability relates to certain taxable temporary differences reversing outside the tax loss carryforward periods, deferred tax liabilities recorded for profitable entities and deferred tax liabilities for withholding taxes on undistributed earnings of foreign subsidiaries.

At December 31, 2011 tax loss carryforwards of $2,699 million will expire as follows:

Total	2012	2013	2014	2015	2016	2017-2021	later	unlimited
2,699	2	1	5	320	737	668	159	807

The Company also has tax credit carryforwards of $90 million, which are available to offset future tax, if any, and which will expire as follows:

Total	2012	2013	2014	2015	2016	2017-2021	later	unlimited
90	—	—	—	—	—	—	11	79

The classification of the deferred tax assets and liabilities in the Company's consolidated balance sheets is as follows:

	000000	000000
	2010	2011
Deferred tax assets within other current assets	9	5
Deferred tax assets within other non-current assets	30	19
Deferred tax liabilities within short-term provisions	(2)	(1)
Deferred tax liabilities within long-term provisions	(106)	(91)

	(69)	(68)

The net income tax payable (excluding the liability for unrecognized tax benefits) as of December 31, 2011 amounted to $33 million (2010: $5 million receivable) and includes amounts directly payable to or receivable from tax authorities.

As from 2009 the Company intends to repatriate the undistributed earnings of subsidiaries. Consequently, the Company has recognized a deferred income tax liability of $27 million at December 31, 2011 (2010: $24 million) for the additional withholding taxes payable upon the future remittances of these earnings of foreign subsidiaries.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	000000	000000	000000
	2009	2010	2011
Balance as of January 1,	50	52	195
Increases from tax positions taken during prior periods	5	10	—
Decreases from tax positions taken during prior periods	(1)	(7)	(12)
Increases from tax positions taken during current period	9	140	10
Decreases relating to settlements with the tax authorities	(11)	—	(24)

Balance as of December 31,	52	195	169

Of the total unrecognized tax benefits at December 31, 2011, $138 million, if recognized, would not impact the effective tax rate as this amount would be offset by compensating adjustments in the Company's deferred tax assets that would be subject to valuation allowance based on conditions existing at the reporting date. All other unrecognized tax benefits, if recognized, would affect the effective tax rate.

The Company classifies interest related to unrecognized tax benefits as financial expense and penalties as income tax expense. The total related interest and penalties recorded during the year 2011 amounted to $3 million (2010: $5 million; 2009: $2 million). As of December 31, 2011 the Company has recognized a liability for related interest and penalties of $8 million (2010: $11 million; 2009: $6 million). It is reasonably possible that the total amount of unrecognized tax benefits may significantly increase/decrease within the next 12 months of the reporting date due to, for example, completion of tax examinations; however, an estimate of the range of reasonably possible change cannot be made other than for one jurisdiction where approximately $5 million of unrecognized tax benefits will decrease in the next 12 months as a result of settlement of tax examinations, although this is not expected to impact income tax expense or the effective tax rate.

Tax years that remain subject to examination by major tax jurisdictions (mainly related to the Netherlands, Germany, USA, China, Taiwan, Thailand and the Philippines) are 2007, 2008, 2009, 2010 and 2011.